- ---------------------------------------------------------------------


                              FORM 8-K

                           CURRENT REPORT


                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)  March 23, 1994




Commission            Registrant; State of       IRS Employer
File Number       Incorporation; Address; and    Identification No
                        Telephone Number

1-5611            CONSUMERS POWER COMPANY        38-0442310
                  (A Michigan Corporation)
                  212 West Michigan Avenue
                  Jackson, Michigan  49201
                       (517) 788-0351




- ---------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

On March 30, 1994, Consumers Power Company issued and sold 8,000,000 shares of Consumers Power Company $2.08 Class A Preferred Stock (Cumulative, Without Par Value) pursuant to an underwriting agreement dated as of March 23, 1994 with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., PaineWebber Incorporated and Smith Barney Shearson Inc., as Representatives of the underwriters. Such underwriting agreement is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(1)   -           Underwriting Agreement dated March 23, 1994 between
                  Consumers Power Company and Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated, Dean Witter Reynolds Inc.,
                  PaineWebber Incorporated and Smith Barney Shearson
                  Inc., as Representatives of the underwriters.






                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     CONSUMERS POWER COMPANY



Dated:   March 30, 1994        By:            /s/ A M Wright
                                  ----------------------------------
                                          Alan M. Wright
                                          Senior Vice President and
                                           Chief Financial Officer